UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2025

SEALED AIR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-12139	65-0654331
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2415 Cascade Pointe Boulevard
Charlotte North Carolina	28208
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (980)- 221-3235

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.10 per share	SEE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, on November 16, 2025, Sealed Air Corporation, a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Sword Purchaser, LLC, a Delaware limited liability company (“Parent”) that is affiliated with Clayton, Dubilier & Rice, LLC (“CD&R”), and Sword Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which, subject to the satisfaction or waiver of the conditions set forth therein, Merger Sub will be merged with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent.

In connection with the transactions contemplated by the Merger Agreement, certain employees of the Company (including certain of its current named executive officers, principal financial officer and other executive officers) may become entitled to payments and benefits that may be treated as “excess parachute payments” within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended (the “Code”). To mitigate the potential impact of Sections 280G and 4999 of the Code on the Company and certain executive officers, on December 18, 2025, the Company’s Board of Directors (the “Board”) and its People & Compensation Committee (the “Committee”) approved the acceleration of certain equity awards and cash-based awards with respect to Dustin J. Semach, President and Chief Executive Officer; Kristen Actis-Grande, Chief Financial Officer (and our principal financial officer); Byron J. Racki, President, Protective; and Veronika Johnson, Chief Accounting Officer and Controller, that would have otherwise been payable to Messrs. Semach and Racki and Mses. Actis-Grande and Johnson, subject to execution by each of the executive officers of a Repayment Agreement, as further described below. These actions are intended to benefit the Company by preserving compensation-related corporate income tax deductions for the Company that otherwise might be disallowed through the operation of Section 280G and to mitigate or eliminate the amount of excise tax that may be payable by an executive officer pursuant to Section 4999 of the Code in connection with Section 280G in certain circumstances.

The approved accelerated vesting and payments took one or more of the following forms for each executive officer: (a) payment of the annual bonus that otherwise would be payable in 2026 in respect of fiscal year 2025 (“FY25 Annual Bonus”) with performance for this purpose deemed to be 90% of target (“Accelerated Bonus”), to be paid on or prior to December 31, 2025, and (b) vesting and settlement in shares of Company common stock of certain Company restricted stock units (“RSUs”) held by the executive officer that otherwise would have vested and been settled in 2026 (“Accelerated RSUs”), effective as of December 22, 2025. The Accelerated Bonus and Accelerated RSUs (collectively, the “Accelerated Amounts”), as applicable, offset the corresponding payments or amounts the executive officers otherwise would have been entitled to receive in 2026, thereby precluding duplication of payments. All Accelerated Amounts will be reduced by applicable tax withholdings and are subject to the terms of the Repayment Agreement.

Specifically, the Committee and the Board approved the following accelerated vesting and payments:

1)	For Mr. Semach, (a) an Accelerated Bonus in the amount of $1,188,000 and (b) 125,933 Accelerated RSUs, which were scheduled to vest in February, April, August, and December 2026.

2)	For Ms. Actis-Grande, (a) an Accelerated Bonus in the amount of $197,370 and (b) 31,061 Accelerated RSUs, which were scheduled to vest in August 2026.

3)	For Mr. Racki, (a) an Accelerated Bonus in the amount of $378,000 and (b) 6,592 Accelerated RSUs, which were scheduled to vest in February and June 2026.

4)	For Ms. Johnson, (a) an Accelerated Bonus in the amount of $162,000 and (b) 14,835 Accelerated RSUs, which were scheduled to vest in February, March, April and May 2026.

In connection with the accelerated vesting and payments described above, each such executive officer will execute a Repayment Agreement providing that the accelerated payments are subject to certain repayment and true-up conditions, as described below.

Specifically, if an executive officer’s employment with the Company is terminated for “cause” or voluntarily by the executive officer other than for “good reason,” (as such terms are defined in the Company’s Executive Severance Plan), prior to the date the FY25 Annual Bonus is paid to the Company’s employees generally in 2026, then the executive officer would be required to repay to the Company the net after-tax amount of such FY25 Annual Bonus within 30 business days following such termination of employment. Moreover, if the FY25 Annual Bonus based on actual achievement of performance goals exceeds the amount of the Accelerated Bonus, the Company will pay such excess amount (less applicable taxes and withholdings) to the executive officer at the same time the FY25 Annual Bonus is paid to the Company’s employees generally. However, if the FY25 Annual Bonus based on actual achievement of performance goals is less than the amount of the Accelerated Bonus, the executive officer will repay to the Company the excess (if any) of the after-tax portion of the Accelerated Bonus over the actual FY25 Annual Bonus (such actual FY25 Annual Bonus amount calculated on an after-tax basis).

Further, if an executive officer’s employment with the Company is terminated (i) for any reason other than death or disability prior to the consummation of the Merger and prior to the date on which the applicable portion of the Accelerated RSUs would have vested in accordance with their original terms or (ii) for “cause” or voluntarily by the executive officer other than for “good reason” (as such terms are defined in the Company’s 2014 Omnibus Incentive Plan) following the consummation of the Merger but prior to the date on which the applicable portion of the Accelerated RSUs would have vested in accordance with their original terms, then the executive officer would (x) to the extent the executive officer still holds any shares of the Company’s common stock received on settlement of the Accelerated RSUs (the “RSU Shares”), immediately forfeit the net after-tax RSU Shares and (y) to the extent the executive officer has sold or transferred any RSU Shares, promptly repay to the Company an amount equal to the fair market value of such RSU Shares as of the date of such sale or transfer within 30 business days following such termination of employment.

The description of the Repayment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Form of Repayment Agreement, a copy of which is filed as Exhibit 10.1 herewith and is incorporated by reference herein.

Important Information and Where to Find It

This Current Report on Form 8-K is being made in respect of the proposed transaction (the “Transaction”) involving Sealed Air, Sword Purchaser, LLC and Sword Merger Sub, Inc. The Transaction will be submitted to the Company’s stockholders for their consideration and approval at a special meeting of the Company’s stockholders. In connection with the Transaction, the Company expects to file with the Securities and Exchange Commission (the “SEC”) a proxy statement on Schedule 14A (the “Proxy Statement”), the definitive version of which (if and when available) will be sent or provided to the Company’s stockholders and will contain important information about the Transaction and related matters. The Company may also file other relevant documents with the SEC regarding the Transaction. This Current Report on Form 8-K is not a substitute for the Proxy Statement or any other document that the Company may file with the SEC. BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE TRANSACTION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION, THE RISKS RELATED THERETO AND RELATED MATTERS.

Investors and security holders may obtain free copies of the Proxy Statement and other documents containing important information about the Company and the Transaction that are filed or will be filed with the SEC by the Company when they become available at the SEC’s website at www.sec.gov or the Company’s website at www.sealedair.com.

Participants in the Solicitation

The Company and certain of its directors, executive officers and other members of management and employees may, under the rules of the SEC, be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the Transaction. Information regarding the Company’s directors and executive officers, including a description of their direct or indirect interests, by security holdings or otherwise, is contained in the definitive proxy statement for the 2025 annual meeting of stockholders, which was filed with the SEC on April 17, 2025 (the “2025 Annual Meeting Proxy Statement”), and will be available in the Proxy Statement. To the extent holdings of the Company’s securities by such directors or executive officers (or the identity of such directors or executive officers) have changed since the information set forth in the 2025 Annual Meeting Proxy Statement, such information has been or will be reflected on the Initial Statements of Beneficial Ownership on Form 3 or Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. Additional information regarding the interests of the Company’s directors and executive officers in the Transaction will be included in the Proxy Statement if and when it is filed with the SEC. You may obtain free copies of these documents using the sources indicated above.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K includes certain “forward-looking statements” within the meaning of, and subject to the safe harbor created by, the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on the Company’s current expectations, estimates and projections about future events, which are subject to change. Any statements as to the expected timing, completion and effects of the Transaction or that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Forward-looking statements may be identified by the use of words such as “expect,” “anticipate,” “intend,” “aim,” “plan,” “believe,” “could,” “seek,” “see,” “should,” “will,” “may,” “would,” “might,” “considered,” “potential,” “predict,” “projection,” “estimate,” “forecast,” “continue,” “likely,” “target” or similar expressions. By their nature, forward-looking statements address matters that involve risks and uncertainties because they relate to events and depend upon future circumstances that may or may not occur. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s control, that could cause actual results to differ materially from those expressed in any forward-looking statements.

These risks, uncertainties, assumptions and other important factors that might materially affect such forward-looking statements include, but are not limited to: (i) the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the Transaction that could reduce anticipated benefits or cause the parties to abandon the Transaction; (ii) the possibility that the Company’s stockholders may not approve the Transaction; (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement entered into pursuant to the Transaction; (iv) the risk that the parties to the merger agreement may not be able to satisfy the conditions to the Transaction in a timely manner or at all; (v) the risk of any litigation relating to the Transaction; (vi) the risk that the Transaction and its announcement could have an adverse effect on the ability of the Company to retain customers and retain and hire key personnel and maintain relationships with customers, suppliers, employees, stockholders and other business relationships and on the Company’s operating results and business generally; (vii) the risk that the Transaction and its announcement could have adverse effects on the market price of the Company’s common stock; (viii) the possibility that the parties to the Transaction may not achieve some or all of any anticipated benefits with respect to the Company’s business and the Transaction may not be completed in accordance with the parties’ expected plans or at all; (ix) the risk that restrictions on the Company’s conduct during the pendency of the

Transaction may impact the Company’s ability to pursue certain business opportunities; (x) the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xi) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, including in circumstances requiring the Company to pay a termination fee; (xii) the risk that the Company’s stock price may decline significantly if the Transaction is not consummated; (xiii) the Company’s ability to raise capital and the terms of those financings; (xiv) the risk posed by legislative, regulatory and economic developments affecting the

Company’s business; (xv) general economic and market developments and conditions, including with respect to federal monetary policy, federal trade policy, sanctions, export restrictions, interest rates, interchange rates, labor shortages, supply chain issues, changes in raw material pricing and availability; energy costs; and environmental matters; (xvi) changes in consumer preferences and demand patterns that could adversely affect the Company’s sales, profitability and productivity; (xvii) the effects of animal and food-related health issues on the Company’s business; and (xviii) the other risk factors and cautionary statements described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2025, and other documents filed by the Company with the SEC. The above list of factors is not exhaustive or necessarily in order of importance. These forward-looking statements speak only as of the date they are made, and the Company does not undertake to, and specifically disclaims any obligation to, update any forward-looking statements, whether in response to new information, future events, or otherwise, except as required by applicable law.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description

10.1*	Form of Repayment Agreement with certain executive officers

104	Cover Page Interactive Data File (embedded within Inline XBRL document).

*	Compensatory plan or arrangement of management.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SEALED AIR CORPORATION

By:	/s/ Stefanie M. Holland
Name:	Stefanie M. Holland
Title:	Vice President, General Counsel and Secretary (Duly Authorized Officer)

Date: December 29, 2025